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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 16, 2001


                                MACROMEDIA, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


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
        000-22688                                            94-31550268
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       (Commission                                           (IRS Employer
       File Number)                                        Identification No.)

   600 TOWNSEND ST., SAN FRANCISCO, CA                                  94103
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 (Address of principal executive offices)                             (Zip Code)
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                                 (415) 252-2000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5: OTHER EVENTS.

On January 16, 2000, we announced that we had signed a definitive agreement to acquire Allaire Corporation, a Delaware corporation. It is expected that we will exchange 0.2 shares of our stock and $3 in cash for each Allaire share or a total of approximately 6.3 million Macromedia shares and options for all Allaire shares and options on a fully-diluted basis, and approximately $82 million. The transaction will be accounted for as a purchase business combination. This transaction is subject to certain closing conditions, including regulatory approvals and the approval of the Allaire stockholders, and is expected to close by the end of the second calendar quarter of 2001. Stockholders of Allaire holding approximately 12% of the outstanding stock of Allaire have agreed to vote in favor of the merger. In connection with the merger agreement, Allaire has granted to us an option to acquire 19.9 percent of Allaire's stock, exercisable in certain circumstances. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

               2.01 Agreement and Plan of Merger dated January 16, 2001, by and among Macromedia, Inc., Alaska Acquisition Corporation, and Allaire Corporation.

               2.02 Stock Option Agreement dated January 16, 2001 by and between Macromedia, Inc. and Allaire Corporation.

               2.03 Form of Voting Agreement dated January 16, 2001, by and between Macromedia, Inc. and each of certain individual stockholders of Allaire Corporation.

               99.01 Press Release dated January 16, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MACROMEDIA, INC.



Date: January 24, 2001        By: /s/ Elizabeth A. Nelson
                                  --------------------------------------------
                                  Elizabeth A. Nelson, Executive Vice President
                                  and Chief Financial Officer
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                                 EXHIBIT INDEX
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
 Exhibit
 Number                           Description
 -------                          ------------
   2.01 Agreement and Plan of Merger dated January 16, 2001, by and among Macromedia, Inc., Alaska Acquisition Corporation, and Allaire Corporation.

   2.02 Stock Option Agreement dated January 16, 2001 by and between Macromedia, Inc. and Allaire Corporation.

   2.03 Form of Voting Agreement dated January 16, 2001, by and between Macromedia, Inc. and each of certain individual stockholders of Allaire Corporation.

  99.01         Press Release dated January 16, 2001.
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